PENNSYLVANIA DEPARTMENT OF STATE
                               CORPORATION BUREAU
                   Articles of Amendment-Domestic Corporation
                                  (15 Pa.C.S.)

Entity Number
                                _X_ Business Corporation (ss. 1915)
0748548                         ___ Nonprofit Corporation (ss. 5915)



Name
Ellsworth, Carlton, Mixell & Waldman, P.C.          Document will be returned to
------------------------------------------------    the name and address you
Address                                             enter to the left.
1105 Berkshire Boulevard, Suite 320
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City            State    Zip Code
Wyomissing,      PA       19610
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                        Filed in the Department of State on __________________
Fee: $52
                        ______________________________________________________
                                 Secretary of the Commonwealth


         In compliance with the requirements of the applicable provisions (relating to articles of amendment), the undersigned, desiring to amend its articles, hereby states that:


1.   The name of the corporation is:

        National Penn Bancshares, Inc.
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2.   The (a) address of this corporation's current registered office in this
     Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a) Number and Street         City            State       Zip        County

        Philadelphia and Reading Avenues, Boyertown, Pennsylvania 19512 Berks
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(b) Name of Commercial Registered Office Provider                    County
        c/o  N/A
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3.   The statute by or under which it was incorporated:

                        Act of May 5, 1933, P.L. 364, as amended
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4.   The date of its incorporation:

                        January 28, 1982
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5.   Check, and if appropriate complete, one of the following:

_X_ The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

___  The amendment shall be effective on: ___________ at ____________
                                            Date            Hour



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6.   Check one of the following:

___ The amendment was adopted by the shareholders or members pursuant to 15 Pa.C.S. ss.1914(a) and (b) or ss.5914(a).

_X_ The amendment was adopted by the board of directors pursuant to 15 Pa. C.S. ss.1914(c) or ss.5914(b).

7.   Check, and if appropriate, complete one of the following:

___  The amendment adopted by the corporation, set forth in full, is as follows

_X_ The amendment adopted by the corporation is set forth in full in Exhibit A attached hereto and made a part hereof.

8.   Check if the amendment restates the Articles:

___ The restated Articles of Incorporation supersede the original articles and all amendments thereto.


                              IN TESTIMONY WHEREOF, the undersigned
                              corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 24th day of April, 2002.

                               National Penn Bancshares, Inc.
                               ------------------------------------------------
                               Name of Corporation

                               /s/ Wayne R. Weidner
                               ------------------------------------------------
                               Signature

                               Chairman, President and Chief Executive Officer
                               ------------------------------------------------
                               Title

                                  EXHIBIT "A"

         Article Eleventh is added to the Articles of Incorporation of National Penn Bancshares, Inc. to read in its entirety as follows:

         Eleventh. Any or all classes and series of shares, or any part thereof, of the Corporation may be uncertificated shares to the extent determined by the Board of Directors of the Corporation from time to time; however, in no event shall any shares represented by a certificate be deemed uncertificated until the certificate is surrendered to the Corporation.